                         FOURTH AMENDMENT OF LEASE

          THIS FOURTH AMENDMENT OF LEASE (this "Fourth Amendment"), dated as of April 14, 1995, between RREEF USA FUND-III, a California group trust ("Landlord"), having an office c/o The RREEF Funds, Park Avenue Plaza,
55 East 52nd Street, New York, New York 10055, and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation ("Tenant"), having an office at 125 Maiden Lane, New York, New York.

                             W I T N E S S E T H:

                             _ _ _ _ _ _ _ _ _ _

          WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement, dated as of December 30, 1986 (the "Original Lease"), whereby Landlord leased to Tenant and Tenant hired from Landlord a portion of the basement level, first floor, second floor, third floor, fourth floor and fifth floor (referred to in the Original Lease collectively as the "Short-Term Space"), and a portion of the basement level (the "Basement Premises"), second floor (the "Second Floor Premises"), fifth floor (the "Fifth Floor Premises"), sixth floor (the "Sixth Floor Premises"), seventh floor (the "Seventh Floor Premises"), eighth floor (the "Eighth Floor Premises") and ninth floor (the "Ninth Floor Premises") (the Basement Premises, the Second Floor Premises, the Fifth Floor Premises, the Sixth Floor Premises, the Seventh Floor Premises, the Eighth Floor Premises and the Ninth Floor Premises are referred to in the Original Lease collectively as the "Long-Term Space"), in the building located at 125 Maiden Lane, New York, New York (the "Building"), all as more particularly described in the Original Lease; and

          WHEREAS, pursuant to that certain Amendment, dated August 31, 1988 (the "First Amendment"), Landlord and Tenant modified the Original Lease to, among other things, extend the term of the leasing of the Short-Term Space, all as more particularly described in the First Amendment; and

          WHEREAS, pursuant to that certain Second Amendment to Lease, dated November 10, 1988 (the "Second Amendment"), Landlord and Tenant further modified the Original Lease to, among other things, provide for the leasing of additional space on the fifth floor of the Building (the "Additional Fifth Floor Premises"), all as more particularly described in the Second Amendment; and

          WHEREAS, pursuant to that certain Third Amendment to Lease, dated May 10, 1989 (the "Third Amendment"), Landlord and Tenant further modified the Original Lease to, among other things, provide for the leasing of certain space on the basement level (the "Additional Basement Premises") and the third floor (the "Third Floor Premises") on a month-to-month basis, all as more particularly described in the Third Amendment; and

          WHEREAS, the Original Lease, as modified by the First Amendment, the Second Amendment and the Third Amendment, is hereinafter referred to as the "Lease"; and

          WHEREAS, the term of the leasing of the Short-Term Space and the term of the leasing of the Third Floor Premises have expired in accordance with the terms of the Lease; and

          WHEREAS, (i) Tenant desires to surrender to Landlord, and Landlord desires to accept the surrender from Tenant of, the Initial Surrender Premises (as hereinafter defined); (ii) Landlord and Tenant desire to reduce the term of the Lease, and (iii) Landlord and Tenant desire to make further modifications to the Lease, in each case, all as more particularly set forth in this Fourth Amendment.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree to modify the Lease as follows:

          1.   Definitions.   All capitalized  terms used  and not otherwise
defined herein shall have the respective meanings assigned to them in the Lease. The term "Effective Date" shall mean July 1, 1995.

          2. Surrender of Premises. (a) On June 30, 1995 (the "Initial Surrender Date"), Tenant shall vacate the Initial Surrender Premises and surrender the same to Landlord in the condition required pursuant to the
Lease, as  modified by  this Fourth  Amendment, as  if such  date  were  the
Expiration Date. Tenant hereby represents on behalf of itself, its successors and assigns that it has not assigned, pledged or encumbered the Lease, as modified by this Fourth Amendment, or sublet the Initial Surrender Premises or done or suffered any other action as a result of which the Lease or the Initial Surrender Premises might be subject to any lien or encumbrance, and Tenant covenants that such representation shall also be true, correct and accurate on the Initial Surrender Date. As used herein the term "Initial Surrender Premises" shall mean the Basement Premises, the Fifth Floor Premises, the Additional Fifth Floor Premises and the portion of the Sixth Floor Premises (the "Sixth Floor Surrender Premises") more particularly shown on Exhibit B annexed hereto.

               (b) If Tenant fails to vacate and deliver possession of the Initial Surrender Premises to Landlord on the Initial Surrender Date, then
(i) such failure shall be a default by Tenant under the Lease, as modified by this Fourth Amendment, and (ii) Tenant shall be deemed to be a holdover in the Initial Surrender Premises and, in addition to all of Landlord's rights and remedies set forth in the Lease, Landlord shall have the right to exercise any of its rights and remedies at law and in equity.

               (c) On the Initial Surrender Date, the term of the Lease with respect to the Initial Surrender Premises shall end and expire and Tenant's estate in and possession of the Initial Surrender Premises shall terminate and be wholly extinguished with the same force and effect as if such date was initially set forth as the Expiration Date applicable thereto.

               (d) Effective from and after the Effective Date, (i) Tenant shall continue to lease the Premises (other than the Initial Surrender Premises) upon all of the terms and conditions of the Lease, as modified by this Fourth Amendment (including all of the rights and privileges provided for Tenant under the Lease), (ii) the Premises shall no longer include the Initial Surrender Premises, (iii) Tenant shall be deemed to have given, granted, assigned and surrendered unto Landlord, its successors and assigns, all right to possession of the Initial Surrender Premises, and (iv) without limiting Tenant's rights under Section 42.01 of the Lease, Landlord shall be entitled to lease the Initial Surrender Premises to any person or entity, or take any other action with respect thereto, free from any claim of Tenant or any person or entity claiming through Tenant.

               (e) Tenant shall be responsible for the payment of all taxes and other payments (including, without limitation, all transfer taxes) required to be paid in connection with or relating to Tenant's surrender of the Initial Surrender Premises, regardless of whether such taxes or other payments are the obligation of Landlord or Tenant. Tenant shall indemnify and hold harmless Landlord and its partners, directors, officers, principals, agents, shareholders, trustees, trust beneficiaries, investment managers and employees from and against any and all liability, damages, claims, costs or expenses relating to the payment of any taxes or other payments required to be paid in connection with or relating to Tenant's surrender of the Initial Surrender Premises, together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses.

          3.   Lease of  Premises.   (a)   As of  the Effective  Date, after
giving effect to the surrender of the Initial Surrender Premises, the Premises shall consist of the Additional Basement Premises, the Second Floor Premises, the Sixth Floor Premises (excluding the Sixth Floor Surrender Premises), the Seventh Floor Premises, the Eighth Floor Premises and the Ninth Floor Premises, all as more particularly shown on the floor plans annexed hereto as Exhibit A. As of the Effective Date, the term "Long-Term Space" as used in the Lease shall be deemed to mean the Premises. Each floor of the Premises shall be deemed to contain the number of rentable square feet set forth opposite each Floor on Exhibit D annexed hereto, for all purposes of the Lease, as modified by this Fourth Amendment.

               (b) Tenant has previously accepted the Premises "as is", and Landlord either was not required to, or as of the date hereof has satisfied all obligations set forth in the Lease to, make any contribution, perform any work, install any equipment or fixtures or render any services to make the Building or the Premises ready or suitable for Tenant's use and occupancy. Landlord shall not be required to make any contribution, except for the Tenant Allowance (as hereinafter defined), or be required to perform any work, install any equipment or fixtures or render any services to make the Premises ready or suitable for Tenant's use and occupancy.

          4. Lease Term. (a) Effective as of the Effective Date, the term of the Lease shall be reduced until the earlier of (i) December 31, 1995 and (ii) the later of (x) July 1, 1995 and (y) the effective date of the legislation effectuating the Mayor's Plan for Revitalization of Lower Manhattan dated December 15, 1994 (such later date being hereinafter referred to as the "Plan Date") (or such earlier date on which the term may end pursuant to any of the terms, conditions or covenants of the Lease, as modified by this Fourth Amendment, or pursuant to law). Effective as of the Effective Date, (1) the term "Long Term Expiration Date" shall be deemed to mean the "Expiration Date," (2) the term "Expiration Date" shall be deemed to mean the earlier of (A) December 31, 1995 and (B) the Plan Date, (3) all references to the word "term" in the Lease shall be deemed to refer to the term of the Lease as hereby extended, and (4) the parenthetical clause at the end of the section entitled "Term of Lease" on the Reference Page of the Original Lease shall be deleted in its entirety.

               (b)  Tenant shall be responsible for the payment of all taxes and other payments (including, without limitation, all transfer taxes) required to be paid in connection with or relating to the reduction of the term of the Lease, regardless of whether such taxes or other payments are the obligation of Landlord or Tenant. Tenant shall indemnify and hold harmless Landlord and its partners, directors, officers, principals, agents, shareholders, trustees, trust beneficiaries, investment managers and employees from and against any and all liability, damages, claims, costs or expenses relating to the payment of any taxes or other payments required to be paid in connection with or relating to the reduction of the term of the Lease, together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses.

          5.   Fixed Base  Rent.   (a)   Effective as of the Effective Date,
(i) Exhibit D of the Lease shall be deleted in its entirety and Exhibit D annexed hereto shall be substituted in its place, (ii) the first sentence of the section entitled "Portion of Annual Fixed Base Rent Allocable to Electricity" on the Reference Page of the Original Lease shall be deleted in its entirety, (iii) the last sentence of Section 1.03(c) shall be deleted in its entirety, and (iv) the first sentence of Section 1.03(a) of the Original Lease shall be deleted in its entirety and the following substituted in its place: "From and after July 1, 1995, Tenant shall pay to Landlord fixed annual base rent, subject to adjustment as herein expressly provided, at the annual fixed base rental rates set forth on Exhibit D hereto (the "Fixed Base Rent"), which shall be payable in equal monthly installments in advance on the first day of each and every calendar month during the term of this Lease."

               (b) Notwithstanding anything to the contrary contained in the Lease or this Fourth Amendment, provided Tenant shall not be in Material Default (as hereinafter defined) under any of the terms and provisions of the Lease, as modified by this Fourth Amendment, the Fixed Base Rent (excluding the portion of Fixed Base Rent allocable to electricity) payable under the Lease, as modified by this Fourth Amendment, shall be abated from the Effective Date through the Expiration Date; provided, however, that upon the occurrence of (but only during the continuance of) a Material Default by Tenant under any of the terms and provisions of the Lease, as modified by this Fourth Amendment, such abatement shall end. The term "Material
Default"      shall       mean      any       monetary      default       or
any non-monetary default the cost of curing of which is in excess of $50,000, in each case which default continues beyond the expiration of any applicable notice and/or cure periods.

          6. Taxes. During the period commencing on the Effective Date and ending on the earlier of (a) December 31, 1995 and (b) the Plan Date, the provisions of Article 4 of the Lease shall not be applicable to the leasing of the Premises (provided that the rights and obligations of Landlord and Tenant with respect to Taxes for the period prior to the Effective Date shall not be affected).

          7. Operating Expense Escalation. During the period commencing on the Effective Date and ending on the earlier of (a) December 31, 1995 and
(b) the Plan Date, the provisions of Article 5 of the Lease shall not be applicable to the leasing of the Premises (provided that the rights and obligations of Landlord and Tenant with respect to the payments made on account of the Wage Rate escalation for the period prior to the Effective Date shall not be affected).

          8. Tenant Allowance. (a) Provided Tenant shall not be in Material Default under the terms of the Lease, as modified by this Fourth Amendment, at any time a disbursement is required to be made by Landlord, Landlord shall provide Tenant an allowance in the amount of $2,079,000 (which amount is hereinafter referred to as the "Tenant Allowance"), upon the terms and conditions hereinafter set forth. The Tenant Allowance is to be used by Tenant to pay the costs incurred by Tenant in connection with Tenant's continued occupancy of the Premises. Within 30 days after the date hereof, Tenant shall deliver to Landlord an estimate of such costs to be incurred by Tenant (the "Estimate"). Within 30 days after Landlord's receipt of (i) the Estimate and (ii) a request from Tenant, signed by an authorized officer of Tenant, requesting the initial disbursement of the Tenant Allowance (a "Disbursement Request"), Landlord shall pay to Tenant the initial disbursement of the Tenant Allowance in an amount equal to $1,500,000. Subject to the provisions of Section 8(b), the balance of the Tenant Allowance shall be disbursed to Tenant after Landlord's receipt of
(i) a Disbursement Request, (ii) invoices or other evidence reasonably satisfactory to Landlord of Tenant's costs theretofore paid or then due and payable for which Tenant is seeking reimbursement, and (iii) evidence reasonably satisfactory to Landlord establishing that all sums due and owing to contractors, subcontractors and materialmen have been paid, including lien waivers.

               (b) If (i) Tenant shall not have received disbursement of the entire Tenant Allowance pursuant to Section 8(a) following the completion of the work performed by Tenant to prepare the Premises for Tenant's continued occupancy thereof, (ii) Landlord shall have received the Estimate and evidence reasonably satisfactory to Landlord establishing that all sums due and owing to contractors, subcontractors and materialmen have been paid, including lien waivers, and (iii) Tenant shall not be in Material Default under the terms of the Lease, as modified by this Fourth Amendment, then Tenant shall be entitled to receive a credit against the next installments of Fixed Base Rent becoming due and payable hereunder in an amount equal to the undisbursed portion of the Tenant Allowance.

               (c) The right to receive the Tenant Allowance as set forth herein shall be for the exclusive benefit of Tenant, it being the express intent of the parties hereto that in no event shall such right be conferred upon or for the benefit of any third party, including, without limitation, any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or any other person, firm or entity.

          9.   Expansion Option.    During  the  period  commencing  on  the
Effective Date  and ending  on the  earlier of  (a) December  31,  1995  and
(b) the Plan Date, Landlord shall have no obligation to Tenant with respect to the delivery of any Option Notice or the leasing of any Option Space, and Tenant shall have no rights to lease any Option Space, pursuant to
Article 39 of the Lease. Tenant hereby acknowledges that Landlord has commenced negotiations for the leasing of the vacant portion of the tenth floor of the Building with CDM Federal Programs Corporation, and Tenant hereby waives any and all rights Tenant may have to lease such portion of the tenth floor pursuant to Article 39 of the Lease for the term of any lease between Landlord and CDM Federal Programs Corporation (and/or its designees, assignees or successors) and the term of any renewals or extensions of such lease.

          10. Assignment and Subletting. (a) Section 9.02(a) of the Lease is hereby amended by adding in the fourth line after the word "shall" the words "with respect to an assignment or sublet of all or a portion of the Premises consisting of a full floor or more or an amount of space equal to at least 18,540 rentable square feet with respect to the 6th floor)".

               (b)  Section  9.02(b)   is  hereby   amended  by  adding  the
following provision to the end thereof:

     "If Landlord shall accept Tenant's offer of assignment or sublease, then from and after the effective date of the assignment or the commencement date of the sublease, as applicable, Tenant shall be released from all remaining liability as tenant under this lease accruing from and after the effective date of the assignment or the commencement date of the sublease, as applicable, with respect to this lease, in the case of an assignment, or the Excluded Area, in the case of a sublease."

               (c) Article 9 is hereby amended by inserting the following provision:

     "9.12. If (a) the Premises or any portion thereof shall be sublet or if this lease or Tenant's interest herein shall be assigned or transferred in accordance with the terms hereof (except as provided in
     Section 9.08 hereof), and (b) at any time Tenant receives periodic rent (fixed or additional rent) and/or other consideration in connection with such assignment, subletting or other transfer in an amount exceeding the Fixed Base Rent and Additional Rent that Tenant is obligated to pay to Landlord during the period covered by such assignment, subletting or other transfer, then Tenant shall pay to Landlord (x) in the case of a subletting, 25% of the gross increase in such rent as such rent is received by Tenant and 25% of any other consideration received by Tenant in connection with such sublease or
     (y)           in           the           case           of           an
     assignment or other transfer, 25% of the consideration paid to Tenant in connection with such assignment or other transfer."

          11. Modifications to Lease. (a) Effective as of the Effective Date, (i) Exhibit E of the Original Lease shall be deleted in its entirety and Exhibit E annexed hereto shall be substituted in its place, (ii) Article 44 of the Original Lease shall be deleted in its entirety, (iii) Sections 2, 3, 4, 5, 6 and 7 of the First Amendment shall be deleted in their entirety,
(iv) Sections 2, 3, 4 and 5 of the Second Amendment shall be deleted in their entirety and (v) the second sentence of Section 2 of the Third Amendment shall be deleted in its entirety.

               (b) Effective as of the date hereof, all Notices to Landlord shall be delivered as follows notwithstanding anything to the contrary contained in Sections 32.01 and 32.03 of the Original Lease:

               RREEF USA Fund-III
               125 Maiden Lane
               New York, New York  10038
               Attention:  Ms. Alane S. Berkowitz

          with a copy to:

               The RREEF Funds
               401 Hackensack Avenue, 7th Floor
               Hackensack, New Jersey  07601
               Attention:  Ms. Denise Stewart

          12. Brokers. Tenant covenants, represents and warrants that Tenant has had no dealings or negotiations with any broker or agent other than Equis of New York (the "Broker") in connection with the consummation of this Fourth Amendment, and Tenant covenants and agrees to pay, hold harmless and indemnify Landlord from and against any and all cost, expense (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges claimed by any broker or agent, other than the Broker, with respect to this Fourth Amendment or the negotiation thereof to the extent such claim or claims by any such broker or agent are based in whole or in part on dealing with Tenant or its representatives and not with Landlord or its representatives. Landlord shall be responsible for such compensation, commissions or charges to which Broker may be entitled pursuant to a separate agreement between Broker and Landlord. Landlord covenants and agrees to pay, hold harmless and indemnify Tenant from and against any and all cost, expense (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges in connection with this Fourth Amendment or the negotiation thereof, claimed under any circumstances by the Broker, or claimed by any other broker or agent to the extent such claim or claims by such other brokers or agents are based in whole or part on dealing with Landlord or its representatives and not with Tenant or its representatives.

          13. No Modification. Except as specifically provided herein, nothing contained in this Fourth Amendment shall be deemed to modify in any respect the terms, provisions or conditions of the Lease, and such terms, provisions and conditions are hereby ratified and shall remain in full force and effect as modified hereby.

          14.  Construction.   In the  event that there is any inconsistency
between the terms of this Fourth Amendment and the terms of the Lease, the terms of this Fourth Amendment shall prevail.

          15. Entire Agreement. This Fourth Amendment contains the sole and entire understanding and agreement of the parties with respect to its entire subject matter and all prior negotiations, discussions, representations, agreements, and understandings heretofore had among the parties with respect thereto are merged herein.

          16.  Counterparts.   This Fourth  Amendment  may  be  executed  in
duplicate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

          17.  Successors and  Assigns.   This  Fourth  Amendment  shall  be
binding upon and inure to the benefit of Landlord and Tenant and their respective successors and permitted assigns.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment as of the day and year first above written.

                              LANDLORD:

                              RREEF USA FUND-III, a California group trust

                              By:  RREEF MANAGEMENT COMPANY,
                                   a California Corporation

                                   By: /s/ Denise Stewart
                                       _______________________________
                                     Name:  Denise Stewart
                                     Title:   Vice President,
                                           Director of Properties


                                   By:/s/ Alane S. Berkowitz
                                      _______________________________
                                     Name:  Alane S. Berkowitz
                                     Title:    District Manager

                              TENANT:
ATTEST:                       THE UNITED STATES LIFE INSURANCE
                              COMPANY IN THE CITY OF NEW YORK


/s/ James F. DeVarso          By:/s/Richard G. Hohn
_____________________________    _______________________________________
Name:  James F. DeVarso         Name:    Richard G. Hohn
Title:    Assistant Secretary   Title:    Senior Vice President

                            EXHIBIT A


FLOOR PLANS DEPICTING BASEMENT, 2ND FLOOR, 6TH FLOOR, 7TH FLOOR,
                     8TH FLOOR AND 9TH FLOOR


                            PREMISES


                            ________

                            EXHIBIT B


         SIXTH FLOOR SURRENDER PREMISES WITH FLOOR PLAN


         ______________________________________________

                            EXHIBIT C


                     [INTENTIONALLY OMITTED]

                                                     EXHIBIT D


                                                                        Portion of Annual
                                                                         Fixed Base Rent
                                                  Fixed Base Rent    Allocable to Electricity
Floor   Rentable Area   Tenant's Proportionate   (with electricity     As of the Effective      Monthly Installment
        (Square Feet)           Share              included)                  Date              of Fixed Based Rent
_____   _____________   ______________________   _________________   ________________________   ___________________
Basement  2,455 s.f.              --             From the Effective         $1,227.50           From the Effective
                                                 Date until the                                 Date until the
                                                 Expiration Date:                               Expiration Date:
                                                 $13,502.50                                     $1,125.21

Six       18,540 s.f.         6.294%             From the Effective         $37,080             From the Effective
                                                 Date until the                                 Date until the
                                                 Expiration Date:                               Expiration Date:
                                                 $384,705                                       $32,058.75

Seven     21,540 s.f.         7.313%             From the Effective         $43,080             From the Effective
                                                 Date until the                                 Date until the
                                                 Expiration Date:                               Expiration Date:
                                                 $446,955                                       $37,246.25

Eight     21,540 s.f.         7.313%             From the Effective         $43,080             From the Effective
                                                 Date until the                                 Date until the
                                                 Expiration Date:                               Expiration Date:
                                                 $446,955                                       $37,246.25

Nine      21,540 s.f.         7.313%             From the Effective         $43,080             From the Effective
                                                 Date until the                                 Date until the
                                                 Expiration Date:                               Expiration Date:
                                                 $446,955                                       $37,246.25
_____   _____________   ______________________   _________________   ________________________   ___________________

Totals:   85,615 s.f.         28.233%            From the Effective         $167,547.50         From the Effective
                                                 Date until the                                 Date until the
                                                 Expiration Date:                               Expiration Date:
                                                 $1,739,072.50                                  $144,922.71

                         EXHIBIT E


                         _________


                     CLEANING SCHEDULE
                     _________________

A.   LOBBY

     1. Stone, ceramic tile, marble, travertine, terrazzo, quarry tile and other untreated flooring shall be wet-mopped and mopped-dry, using proper methods of floor care and proper quantities of approved cleaning materials nightly. All floors shall be machine scrubbed. Treated floors shall be sealed, waxed, buffed nightly, stripped and rewaxed as necessary.

     2. Stone walls shall be wiped clean of dust and haze daily. Finger marks and surface blemishes shall be removed each day using proper methods and materials.

     3. Treated and untreated metal stair doors, elevator doors, saddles and frames, elevator indicator and control panels, alarm panels, ventilator and radiator enclosures, mailbox, cigarette receptacles, directory board and sign frames, glass wall mullions shall be wiped clean of dust, fingermarks, surface blemishes, scruff marks, haze and other soil nightly and as often as required each business day. Untreated metal items above shall be polished using approved methods and materials.

     4. Clean all cigarette urns and replace sand or water as necessary, material to be furnished by Contractor.

     5. Foul weather traffic runner mats shall be removed nightly to permit complete floor cleaning and be cleaned and relaid or stored ready for use. Mats supplied by Owner.

     6. Clean entrance and all lobby glass as required by Owner or at least once per day.

     7.   Clean lights,  globes, diffusers  and fixtures  as
          often  as   necessary  and   keep  light  fixtures
          properly lamped.  Bulbs supplied by Owner.

     8. Dust monthly all air conditioning louvers, grills, etc., not reached in nightly cleaning.

     9. Exterior granite walls are to be dusted monthly and washed quarterly.

     10.  Clean elevator pits weekly.

B.   SIDEWALKS

     _________

     1. Exterior sidewalks, vestibules and loading areas shall be swept daily; hosed clean every morning as weather dictates, litter picked up as often as required during the day and evening, weekends and holidays.

     2. Snow shall be completely removed from sidewalks, curb and crosswalks promptly during and after storms. Snow removal equipment, shovels and sufficient supply of ice-melting chemicals should be kept by contractor at premises during winter season. (At contractor's cost).

     3. Remove gum and foreign matter from sidewalks on sight.

     4. Scrub clean and/or steam clean sidewalks as often as necessary.

C.   ELEVATORS

     _________

     1. Dust and rub down elevator doors, walls, ceilings, metal work and saddles in elevator cabs. Vacuum elevator door tracks and saddles.

     2.   Dust bulbs, fixtures and diffusers as required.

     3. Maintain metal work throughout, including elevator cabs by cleaning and polishing as necessary.

     4.   Wash  painted   ceiling  above  suspended  ceiling
          annually.

     5. Maintain floors in elevator cabs as needed. If carpeted, remove soluble spots which safely respond to standard spotting procedure without risk of injury to color or fabric. Cabs to be vacuumed nightly and shampooed as required.

     6. Remove all chewing gum, etc., from floors, walls and rails.

     7. Clean saddles and frames on floors above lobby once per week.

D.   BUILDING SERVICE AREAS

     ______________________

     1. Keep locker rooms and slop sink rooms in a neat, orderly condition at all times.

     2. Hose all ramps, loading docks, etc., daily scrub or steam clean if necessary.

     3.   Clean mechanical  equipment  areas,  electric  and
          telephone closets  as  often  as  necessary.    No
          admittance into restricted areas permitted without attendance of Building Engineer.

     4.   Keep waste  paper, cardboard and rubbish stored in
          approved areas.   Clean the floor, walls and doors
          as necessary.

E.   EXTERIOR CLEANING

     _________________

     1.   Maintain entire  building exterior including metal
          work, entrance  doors and  building trim.    Clean
          standpipes, sprinkles, siamese connections and hose bibs.

F.   ROOF AREA

     _________

     1.   Police roof and clean as often as necessary.

G.   BASEMENT AND PUBLIC CORRIDORS

     _____________________________
     1. Linoleum, rubber, asphalt, vinyl, asbestos, pure vinyl, sheet and tile and other similar resilient types of flooring requiring waxed or treated finish shall be swept using approved treated cloth dust mops and damped mopped nightly. Rewaxing or interim buffing shall be done as required.

     2. Wash vertical surfaces of public corridors as often as necessary and as requested by Owner.

H.   BUILDING OFFICE, BASEMENT LOCKER ROOMS AND

     __________________________________________

     LAVATORIES NIGHTLY

     __________________

     1. Scour, wash and disinfect all toilet seats (both sides), basins, bowls and urinals throughout.

     2. Sweep and wash all lavatory floors using proper disinfectants.

     3.   Wash  and  polish  all  mirrors,  powder  shelves,
          bright  work   and  enameled   surfaces   in   all
          lavatories.

     4.   Service  sanitary   napkin   dispensers   (napkins
          supplied by contractor).

     5.   Empty   and   clean   sanitary   napkin   disposal
          receptacles.

     6. Empty paper towel receptacles and remove paper to designated areas.

     7. Fill toilet tissue holders, soap dispensers and towels each night and when necessary during the day. (Supplied by contractor).

PERIODIC

________

     8. Clean and wash all partitions once every two weeks.

     9. Hand dust, clean and wash all walls once each month.

     10. High dusting shall be done once each month which will include lights, walls and grills.

     11. Clean and wash all receptacles and dispensers as necessary, but not less than once each month.

     12.  Clean and wash ceilings as required.

I.   PUBLIC STAIRWAYS

     ________________

     1. Check all stairways daily throughout building, sweep and mop monthly.

J.   WINDOW CLEANING

     _______________

     1. Wash and clean exterior and interior of all windows and frames every three months.

     2. Building entrance doors and inside lobby glass shall be cleaned daily and kept in clean condition at all times during the day.

     3.   Clean all  store windows  one time per week except
          Carolyn Smith four times extra.

          Contractor shall provide necessary protection to the exterior of the building during window washing operation.

     4.   Contractor shall  provide  all  labor,  materials,
          tools,  equipment   and  perform   all  operations
          necessary  to   carry  out   the  window   washing
          operation.

     5. All anchor bolts and related fixtures shall be tested and maintained in accordance with the rules and regulations of all governmental agencies having jurisdiction (at Owner's expense). Contractor to report any hazardous conditions to Owner.

K.   FREIGHT ELEVATORS

     _________________

     1. Contractor shall perform such additional work as is necessary to keep freight elevator in clean condition including, but not limited to, cleaning saddles, doors and frames and vacuuming door tracks and saddles.

L.   PEST CONTROL

     ____________
     1. The Contractor shall render pest control services throughout the entire premises once each month. Services to be performed by thoroughly trained licensed operators. Evidence of such service calls shall be presented to Owner.

     2.   Special emergency  calls shall  be made on request
          at  no   additional  charge.    Service  shall  be
          rendered at such hours as will not interfere with normal building operation.

M.   DAY PERSONNEL DAY PORTERS

     _________________________

     Contractor agrees to furnish two (2) days porters to perform the following duties and any additional duties as may be directed by Owner.

     1. Police entire lobby area, sidewalks and cellar corridors.

     2. Police and maintain elevator cabs, including floors as required. Carpeted floors as required. Carpeted floors to be vacuumed and spots to be removed as required, but not less than once in the afternoon.

     3. Clean cellar, corridors, utility areas, police locker rooms so that they are kept in a clean condition at all times.

     4. Sweep and hose building sidewalk areas daily before 8:00 a.m., Monday through Friday of each week, all equipment to be provided by contractor.

     5.   Pick  up   and  put   out  foul  weather  mats  as
          necessary, making sure that they are kept clean at all times during storage.

     6.   Clean roof as necessary.

     7.   Clean  all  lobby  glass,  directory  glass,  etc.
          inside and outside including frames.

     8.   Clean  and   polish  standpipes   and  sprinklers,
          siamese connections, as necessary.

     9.   Clean  loading   dock  area   and  service/freight
          corridor.

     10. Remove snow when necessary from building entrance ways and sidewalks.

     11. Equipment rooms, fan rooms and utility rooms shall be swept regularly and kept in clean condition.

     12. Perform other such duties as may be directed by the Owner.

     13. Clean basement corridors and utility areas including floors, walls, ceilings, fixtures and other public areas. All such areas shall be kept in clean condition to the satisfaction of the owner.

     14. Police men's and women's rooms, fill dispensers as required.

N.   LOBBY SECURITY

     ______________

     1. Contractor shall be responsible for maintaining lobby security 24 hours a day, 7 days per week, and all legal and union holidays. All personnel on duty to be in uniform.

     2.   Supply one  additional security guard, Monday thru
          Friday, 8:00 AM to 5:00 PM.

O.   ADDITIONAL TENANT SERVICES

     __________________________

     1. Contractor may perform special additional services for the tenants in the building.

P.   GENERAL OFFICE AREAS NIGHTLY

     ____________________________

     1. All stone, ceramic tile, marble, terrazzo and other unwaxed flooring to be swept nightly. Wash flooring weekly, scrub when necessary.

     2. All unwaxed flooring used as corridors adjacent to the core shall be cleaned and wet mopped nightly.

     3. All linoleum, vinyl, rubber, asphalt tile and other similar types of flooring (that may be waxed) to be swept nightly.

     4. Mop up and wash floor for spills, smears and foot tracks throughout, including tenants space, as needed wash floor in general as required.

     5. All carpeting and rugs to be carpet swept nightly and vacuum cleaned weekly.
     6. Hand dust with treated cloth and wipe clean all furniture and fixtures.

     7.   Empty and  clean all waste receptacles nightly and
          remove  the   wastepaper  from   the  premises  to
          designated areas.

     8. Empty and clean all ash trays and screen all sand urns nightly.

     9. Dust interior of all waste disposal cans and baskets nightly; damp dust as necessary.

     10.  Wash  clean   all  water   fountains  and  coolers
          nightly.

     11. Dust all door and other ventilating louvers within reach; damp wipe as necessary.

     12.  Damp dust all telephones monthly.

     13. Keep locker and slop sink rooms in a neat and orderly condition at all times.

     14. Wipe clean and polish all brass, if necessary; and other bright work nightly.

     15.  Sweep all private staircases nightly.

     16. Metal doors of all elevator cars to be properly maintained.

     17.  Remove all gum and foreign matter on sight.

     18.  Clean all glass furniture tops.

     19. Collect and remove wastepaper, cardboard boxes (which Contractor will flatten) and waste material to a designated area on the Premises. Waste and/or rubbish bags (heavy duty plastic) shall be furnished by contractor ahd sall be adequate to hold contents without breaking. Owner shall have the right to approve trash removal containers and janitorial carts.

     20. Dust and wash closet and coat room shelving, coat racks and flooring.

     PERIODIC CLEANING

     _________________

     To be performed as needed unless otherwise specified; but not less than once each week or as hereinafter provided.
     1. Polish all aluminum, chrome, stainless steel, brass and other metal work, including trim and hardware, as necessary, using non-acid polish.

     2. Wash and remove all fingermarks, ink stains, smudges, scruff marks and other marks from metal partitions, sills, all vertical surfaces (doors, walls, window sills), including elevator doors and other surfaces as necessary. Clean and sweep vacant areas.

     3. Dust and clean electric fixtures, all baseboards and other fixtures or fittings as necessary, but not less than once a week.

Q.   HIGH DUSTING

     ____________

     1.   Do all  high dusting  every two (2) months, unless
          specified  including,   but  not  limited  to  the
          following:

          a. Vacuum and dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning. Damp dust as required.

          b. Vacuum and dust all vertical surfaces such as walls, partitions, doors, bucks and ventilating louvres, high moldings and other surfaces not reached in nightly cleaning.

          c.   Dust exterior of lighting fixtures.

          d.   Wash all furniture glass as needed.

          e.   Vacuum  and   dust   ceiling   tiles   around
               ventilators  and   clean   air   conditioning
               diffusers as required.

R.   ELEVATOR LOBBY AND PUBLIC CORRIDORS (MULTI-TENANT

     __________________________________________________

     FLOORS)

     _______

     1.   Sweep and  wash floor nightly and machine scrub as
          necessary.   Wax, buff,  apply sealer and finishes
          as required. Spot clean and shampoo carpets where substituted in corridors.

     2. Wipe down all metal surfaces in the lobby and polish as required.
     3. High dust if necessary all electrical and air conditioning ceiling fixtures at least once per month.

     4.   Dust walls nightly and wash as required.

     5.   Clean and dust mail depository in lobby.

     6. Clean cigarette urns, screen sand and supply sand as necessary.

S.   LAVATORIES PUBLIC

     _________________

     1. Scour, wash and disinfect all toilet seats (both sides), basins, urinals and tile walls.

     2. Sweep and wash all lavatory floors using proper disinfectants.

     3.   Wash  and  polish  all  mirrors,  powder  shelves,
          bright  work   and  enameled   surfaces   in   all
          lavatories.

     4. Contractor shall use only non-abrasive material to avoid damage and deterioration to chrome fixtures.

     5. Hand dust and clean, washing when necessary, all partitions, dispensers and receptacles in all lavatories and restrooms.

     6.   Service sanitary  napkin dispensers.   (Napkins to
          be Supplied by Contractor).

     7. Empty paper towel and sanitary napkin disposal receptacles and remove paper to designated areas.

     8.   Fill  toilet   tissue,  paper   towel   and   soap
          dispensers nightly.   (Contractor  to  supply  all
          materials).

          Full floor tenants shall supply their own paper hand towels, toilet tissue, soap and sanitary napkins.

     9.   Clean and wash all receptacles and dispensers.

     10.  Remove fingermarks from painted surfaces.

     PERIODIC

     ________
     11. Clean and wash all partitions once every two weeks.

     12. Scrub floors as necessary, but not less than once each week.

     13. Hand dust clean and wash all tile walls and ceilings, including washable acoustical tile, once each month.

     14. High dusting shall be done once each month which will include lights, walls and grills.

     15.  Wash all light fixtures as necessary.